UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AXIL BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AXIL BRANDS, INC.

9150 Wilshire Boulevard, Suite 245

Beverly Hills, California 90212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 18, 2024

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of AXIL Brands, Inc. (the “Company,” “we,” “us” or “our”) to be held on December 18, 2024 beginning at 9:00 a.m. Pacific Time, at our new headquarters located at 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212, for the following purposes:

1.	To elect Jeff Toghraie and Jeff Brown to serve as Class III directors for terms that will expire at the 2027 Annual Meeting of Stockholders;

2.	To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2025;

3.	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers;

4.	To approve, on an advisory, non-binding basis, the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers;

5.	To approve the Company’s Amended and Restated 2022 Equity Incentive Plan; and

6.	To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

Only stockholders of record at the close of business on October 23, 2024 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

Your vote is very important. We urge you to vote your proxy promptly by Internet, telephone or mail, as described in the proxy statement accompanying this notice, whether or not you plan to attend the Annual Meeting in person. Submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote in person. Proxies are being solicited on behalf of our Board of Directors. We look forward to your participation in the Annual Meeting. If you plan to attend the Annual Meeting in person, please email Jeff Brown at jbrown@goaxil.com no later than December 16, 2024.

By Order of The Board of Directors,

Jeff Toghraie

Chief Executive Officer and Chairman of the Board of Directors

Beverly Hills, California

October 24, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2024: The Company’s proxy statement and Annual Report to Stockholders for the year ended May 31, 2024 are available at www.westcoaststocktransfer.com/AXIL

-i-

AXIL BRANDS, INC.

9150 Wilshire Boulevard, Suite 245

Beverly Hills, California 90212

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 18, 2024

GENERAL INFORMATION

These proxy materials are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of AXIL Brands, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 18, 2024 at 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212, at 9:00 a.m. Pacific Time, and at any adjournments or postponements of the Annual Meeting. The proxy materials, including this proxy statement, Annual Report on Form 10-K for the year ended May 31, 2024 (the “2024 Annual Report”), and form of proxy card, or the Notice of Internet Availability of Proxy Materials (the “Notice”), will be mailed to stockholders on or about October 30, 2024.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

We are pleased to take advantage of the rules of the U.S. Securities and Exchange Commission (the “SEC”) that allow us to furnish our proxy materials over the Internet, which helps the environment and reduces the costs associated with printing and distributing our proxy materials. Accordingly, we have sent to our beneficial owners and stockholders of record the Notice. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.

Why did I receive a full set of proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet following the instructions on Notice or the proxy card.

The SEC has enacted rules that permit us to make available electronic versions of the proxy materials to stockholders even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to our beneficial owners and stockholders of record.

Who can vote at the Annual Meeting?

Only common stockholders of record at the close of business on October 23, 2024 (the “record date”) will be entitled to vote at the Annual Meeting. On the record date, there were 6,464,852 shares of our common stock outstanding and entitled to vote.

What am I voting on?

There are five matters scheduled for a vote:

1.	Election of Jeff Toghraie and Jeff Brown to serve as Class III directors for terms that will expire at the 2027 Annual Meeting of Stockholders;

2.	Ratification of the appointment of Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2025;

3.	Approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers (sometimes referred to as “say-on-pay”);

4.	Approval, on an advisory, non-binding basis, of the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers (sometimes referred to as “say-on-frequency”); and

5.	Approval of the Company’s Amended and Restated 2022 Equity Incentive Plan.

How do I vote?

For Proposal 1, you may vote “For” all of the director nominees, “Withhold” your vote from all nominees, or “For” all except any nominee you specify. For Proposals 2, 3, and 5 (the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending May 31, 2025, the say-on-pay vote, and the approval of the Amended and Restated 2022 Equity Incentive Plan), you may vote “For” or “Against,” or abstain from voting, on each proposal. For Proposal 4 (the say-on-frequency vote), you may specify whether your shares should be voted for a one-year, two-year or three-year frequency or abstain with respect to such proposal.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with the instructions on the proxy card or as instructed via Internet or telephone. Voting by proxy will not affect your right to attend the Annual Meeting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name through our stock transfer agent, West Coast Stock Transfer Inc., or you have stock certificates, you are a stockholder of record and may vote:

  By Internet. Follow the instructions in the Notice or, if you received a printed version of these proxy materials, the proxy card, to vote by Internet, including by scanning the QR code provided on the Notice or proxy card with your mobile device.
  By telephone or by mail. If you received a printed version of these proxy materials, follow the instructions on the enclosed proxy card to vote by telephone, or complete and mail the enclosed proxy card in the enclosed postage prepaid envelope.
  In person at the meeting. If you attend the Annual Meeting, you may vote in person during the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the record date, your shares were held not in your name, but rather through a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other nominee regarding how to vote the shares in your account and should follow the instructions contained in the Notice, proxy card or voting instruction form to vote by Internet, telephone or mail. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full packet of proxy materials as instructed by the Notice. If you want to vote your shares in person at the Annual Meeting, contact the bank, broker or other nominee who holds your shares to obtain a legal proxy and bring it with you to the Annual Meeting. You will not be able to attend the Annual Meeting unless you have proof of ownership from your bank, broker or other nominee. You should contact your bank, broker or other nominee or refer to the instructions provided by your bank, broker or other nominee for further information.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the record date. There is no cumulative voting for election of directors.

What if I submit a proxy but do not make specific choices?

If you properly submit a proxy, but do not specify your voting choice on one or more of the proposals included thereon, your shares will be voted “For” the election of all of the nominees for director, “For” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending May 31, 2025, “For” the advisory vote on named executive officer compensation, “1 Year” for the advisory vote on the frequency of the advisory vote on named executive officer compensation, and “For” the approval of the Company’s Amended and Restated 2022 Equity Incentive Plan.

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

If you receive more than one Notice, proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting submission instructions you receive for each account to ensure that all your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting, subject to the deadlines that are described on the proxy card, Notice or voting instruction form. Only your latest, timely-received proxy will be counted.

If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•	You may submit another properly completed proxy card with a later date.
•	You may submit a new proxy by telephone or Internet.
•	You may send a timely written notice that you are revoking your proxy to our Secretary at our principal executive offices that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting.
•	You may attend the Annual Meeting and vote in person; however, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by a bank, broker or other nominee and you provide instructions to that nominee on a form received from the nominee, you may revoke or change your voting instructions only by contacting the nominee who holds your shares. You may not vote in person at the Annual Meeting unless you obtain a legal proxy from the bank, broker or other nominee. In such event, your attendance at the Annual Meeting will not, by itself, revoke prior voting instructions.

What are “broker non-votes”?

If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal for which your bank, broker or other nominee does not have or does not exercise discretionary authority to vote (a “broker non-vote”). Brokers are not permitted to vote on matters that are not considered “routine,” including the election of directors, the say-on-pay vote, the say-on-frequency vote, and the approval of the Amended and Restated 2022 Equity Incentive Plan; therefore, if your shares are held by a broker, you must provide voting instructions if you want your broker to vote on these matters. Ratification of the appointment of Salberg is considered a “routine” matter; therefore, your broker generally will have discretion to vote your shares on this proposal if you do not provide voting instructions. The effect of a broker non-vote on each proposal is discussed below.

How many votes are needed to approve each proposal?

The following table indicates the vote required for approval of each matter to be presented to the stockholders at the Annual Meeting and the effect of withhold votes or abstentions and broker non-votes.

Proposal	Required Vote	Effect of Withhold Votes, Abstentions and Broker Non-Votes
Proposal 1 – Election of two Class III directors	The two nominees receiving the most “For” votes will be elected.	Withhold votes and broker non-votes will have no effect on this proposal.
Proposal 2 – Ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending May 31, 2025	Approval requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote.	Abstentions will have the effect of a vote “against” this proposal. Broker non-votes, if any, will have no effect on this proposal. As this is a “routine” proposal, if you do not provide voting instructions to your broker, your broker generally will have discretion to vote your shares on this proposal.
Proposal 3 – Say-on-pay	Approval requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote.	Abstentions will have the effect of a vote “against” this proposal. Broker non-votes will have no effect on this proposal.
Proposal 4 – Say-on-frequency	The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 5 – Approval of the Amended and Restated 2022 Equity Incentive Plan	Approval requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote.	Abstentions will have the effect of a vote “against” this proposal. Broker non-votes will have no effect on this proposal.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the stockholders having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting are present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Who can attend the meeting, and what are the rules for admission or voting at the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. If you plan to attend the Annual Meeting, please email Jeff Brown at jbrown@goaxil.com no later than December 16, 2024. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the Record Date. Please note that if you hold shares in street name (that is, through a bank, broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date in order to attend the Annual Meeting. If you want to vote shares that you hold in street name in person at the Annual Meeting, you must bring a legal proxy in your name from the bank, broker or other nominee that holds your shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors, officers and employees may solicit proxies in person, by email or telephone, or by other means of communication, without receiving additional compensation. We will reimburse brokers, banks and other nominees who hold shares of common stock in their names for the expenses of furnishing proxy materials to beneficial owners of the shares. We may retain a proxy solicitor in conjunction with the Annual Meeting, and its employees may assist us in the solicitation. We will pay all costs of soliciting proxies, including, in the event we retain a proxy solicitor, their fee and reasonable out-of-pocket expenses, if any.

Are proxy materials available on the Internet?

This proxy statement and our 2024 Annual Report are available at www.westcoaststocktransfer.com/AXIL.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board is divided into three classes: Class I, Class II, and Class III. The Board is divided into three classes: Class I, Class II and Class III. Each director will serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected and such director’s successor is elected and qualified, or until such director’s earlier death, resignation, disqualification or removal from office.

Our Board currently consists of five members: Jeff Toghraie, Jeff Brown, Peter Dunne, Nancy Hundt, and Manu Ohri. The term of office of the Class III directors expires at the Annual Meeting. The Nominating and Corporate Governance Committee recommended to the Board, and the Board has set, the number of Class III directors at two and has nominated Jeff Toghraie and Jeff Brown for election as Class III directors at the Annual Meeting. If elected at the Annual Meeting, each of these nominees will serve until the 2027 Annual Meeting and until the nominee’s successor is elected, or, if sooner, until the nominee’s death, resignation, disqualification or removal from office.

In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy. As of the record date, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

The following is a brief biography of the nominees for Class III director and each person whose term of office as a Class I and Class II director will continue after the Annual Meeting. Ages in the table are as of the record date.

Name	Age	Position
Class III Director Nominees (Term Expiring at Annual Meeting):
Jeff Toghraie	57	Chief Executive Officer and Chairman of the Board
Jeff Brown	42	Chief Financial Officer, Chief Operating Officer and Director
Class II Directors (Term Expires at 2025 Annual Meeting):
Peter Dunne	83	Director
Manu Ohri	68	Director
Class I Director (Term Expires at 2026 Annual Meeting):
Nancy Hundt	56	Director

Directors and Nominees

Class III Director Nominees for Election for a Three-Year Term Expiring at the 2027 Annual Meeting

Jeff Toghraie has served as our Chief Executive Officer and as a member of and chairman of our Board since June 2015. Mr. Toghraie joined Intrepid Global Advisors in October 2010 and is a managing director and principal of that firm. Mr. Toghraie has been involved with various privately held development stage companies as a director and/or in advisory positions for more than 20 years.

Mr. Toghraie brings more than 20 years of experience in our industry. His background working with development stage companies and extensive business and operational experience provide us with the expertise to implement complex and innovative strategies and makes him uniquely suited to serve on our Board.

Jeff Brown has served as our Chief Financial Officer since May 2024 and Chief Operating Officer since March 2017 and as a member of our Board since February 2024. Prior to that, from July 2016 to March 2017, Mr. Brown held consulting positions at Polar Solar Inc., a company responsible for making commercial solar panels available to the residential market, and Mind Fitness Lab, a technology company that developed and distributed mobile applications for mental health professionals. From June 2012 until July 2015, he was the President of RNA Pro, a company that distributed agricultural supplements. He holds a master’s degree in business administration from Pepperdine University and a bachelor’s degree in political science from University of California, Irvine.

Mr. Brown brings over 15 years of operational experience in our industry. His experience, deep industry knowledge, and comprehensive understanding of the execution and operational needs of a fast-growing business allow him to provide targeted and forward-thinking insight to our Board.

Class II Directors Continuing in Office Until the 2025 Annual Meeting

Manu Ohri has been a member of our Board since February 2024. Mr. Ohri provides consulting and advisory services to various companies. Mr. Ohri previously served as chief financial officer of GT Biopharma, Inc., a clinical stage biopharmaceutical company, from February 2022 to June 2024. Prior to that, from January 2010 to December 2016, Mr. Ohri served as a management consultant for Anarjay Concepts, Inc., where he provided management consulting and business advisory services to privately-held and publicly traded companies. From January 2017 until June 2019, Mr. Ohri served as chief financial officer and as a member of the board of directors of ToughBuilt Industries, Inc., which designs and distributes tools and accessories to the home improvement community and the building industry. Mr. Ohri is a Certified Public Accountant and Chartered Global Management Accountant with over seven years of experience with Deloitte & Touche LLP and Pricewaterhouse Coopers LLP. He holds a master’s degree in business administration from the University of Detroit and a bachelor’s degree in commerce from the University of Delhi. Mr. Ohri previously served as a director of Shengda Network Technology, Inc.

Mr. Ohri has over 30 years of experience working with boards of directors and financial institutions and with compliance with U.S. and international financial accounting and reporting standards, investor relations, mergers and acquisitions, strategic planning, and team-building and project management. He brings to our Board a diverse array of skills, experience, and industry knowledge.

Peter Dunne has been a member of our Board since February 2024. From March 2010 until December 2023, Mr. Dunne served as president of Peter Dunne Investments, LLC, a corporate advisory firm, where he served as an advisor and consultant to several U.S. and international firms on the viability of entering the Asia markets. Prior to heading his international consulting firm, Mr. Dunne acted as a transactional advisor to a number of high-profile mergers and acquisitions, including the financing and development of the Forum at Caesars Palace in Las Vegas, the acquisition of the Ralph Lauren headquarters in New York City, the acquisition of the Beverly Wilshire Hotel, and the acquisition of the Four Seasons Hotels in New York and Milan. He holds a bachelor’s degree in business administration from St. John’s University.

Mr. Dunne brings more than 20 years of experience in strategic planning. Mr. Dunne’s extensive involvement in strategic planning across a variety of domestic and international consumer and retail industries brings a unique and valuable perspective to our Board.

Class I Director Continuing in Office Until the 2026 Annual Meeting

Nancy Hundt has been a member of our Board since May 2015. She has served as chief operating officer of Academy Optical, Inc., a prescription eyewear retailer, since February 2019. Prior to that, from September 2009 to February 2019, Ms. Hundt served as director of operations for Academy Optical, Inc. Additionally, Ms. Hundt has served as a representative of the American Board of Opticianry, an optical industry retail group, since October 1991.

Ms. Hundt brings to our Board more than 30 years of strategic planning and advising experience in the retail industry. She has a diverse background as a consultant and retail sales expert, and she has a strong understanding of our business strategy.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR ALL OF THE DIRECTOR NOMINEES.

THE BOARD, ITS COMMITTEES AND ITS COMPENSATION

Director Independence

We were previously quoted on the OTCQB market and not listed on a national securities exchange, during which time we were not subject to certain corporate governance requirements that apply to exchange-listed companies. Our common stock began trading on the NYSE American LLC (“NYSE American”) stock exchange on February 14, 2024. As a result, we are now subject to the corporate governance requirements of the NYSE American and apply the rules of the SEC and the NYSE American to evaluate the independence of our directors. In connection with our NYSE American listing, three new directors were appointed to the Board. The Board has determined that, of the five Board members, each of Mr. Dunne, Ms. Hundt, and Mr. Ohri qualifies as independent under the NYSE American listing standards. Accordingly, our Board is currently comprised of a majority of directors who qualify as independent directors under the rules adopted by the SEC and NYSE American, and all Board committee members are independent for the purposes of the committees on which they serve. In making such independence determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence.

Board Leadership Structure

As stated in our Corporate Governance Guidelines, the Board does not have a policy on whether the role of Chairman and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chairman should be selected from the Company’s independent directors. The Board is responsible for establishing and maintaining the most effective leadership structure for the Company and will select the Chairman in a way that it considers in the best interests of the Company. At this time, the Board believes that combining the roles of Chairman and Chief Executive Officer is in the best interests of the Company and its stockholders because the combined role enhances the alignment between the Board and management in strategic planning and execution and operational matters, avoids the confusion over roles, responsibilities and authority that can result from separating the positions and facilitates effective communication between management and our Board to bring key issues to its attention and to see that our Board’s guidance and decisions are implemented effectively by management. The Board does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the Board’s leadership structure from time to time. In addition, the Board believes that the processes it has established for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure.

Board’s Role in Risk Oversight

While our executive officers are responsible for the day-to-day management of the material risks we face, one of the key functions of our Board of Directors is informed oversight of our risk management process. In particular, our Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure related to our business, which may include regulatory, financial, human capital, environmental, social and governance (“ESG”) matters, sustainability, safety, information technology and cybersecurity, litigation and reputation risks, among others. Our Board of Directors administers its oversight function directly as a whole. Our Board of Directors also administers its oversight through various standing committees, which address risks inherent in their respective areas of oversight. For example, our Audit Committee is responsible for overseeing the management of risks associated with financial reporting, accounting and auditing matters and legal and regulatory compliance, as well as our information technology and technology risks, such as cybersecurity, and our related party transactions and conflicts of interest and associated risks; our Compensation Committee oversees the management of risks associated with our compensation policies and programs and human capital management; and our Nominating and Corporate Governance Committee oversees the management of risks associated with director independence, composition and organization of our Board of Directors, director and officer succession planning, and our corporate governance practices. The committee members will regularly report to the full Board of Directors on material developments in their areas of oversight. Upon the request of the committees, our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, and other senior management attend meetings of these committees when they are not in executive session, and may report on matters that would not be otherwise addressed at these meetings.

Board Committees

Our Board currently consists of five directors. Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. These committees were established in August 2023, prior to the Company’s listing on the NYSE American. Each member of each standing committee of our Board qualifies as an independent director in accordance with the applicable rules of the SEC and NYSE American.

As of the record date, the membership of the standing committees was as follows:

Board Member	Audit	Compensation	Nominating & Corporate Governance
Jeff Toghraie
Jeff Brown
Peter Dunne	X	X	Chair
Nancy Hundt	X	Chair	X
Manu Ohri	Chair	X	X
Number of Meetings Held During Fiscal 2024	2	1	1

Each standing committee operates pursuant to a written charter adopted by our Board, each of which is posted on the Investors section of our website at www.goaxil.com. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The purpose of the Committee is to, among other things, assist the Board with oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the Company’s independent registered auditors’ qualifications and independence, internal controls and the performance of the Company’s independent auditors. Among other matters, the Audit Committee evaluates our independent auditor’s qualifications and independence (as required under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”)), receives from the independent auditor written disclosures regarding the auditor’s independence pursuant to applicable PCAOB requirements and discusses the independent auditor’s independence with the independent auditor. The Audit Committee also determines the appointment, retention, and compensation of the independent auditor; evaluates the qualifications, performance and independence of the independent auditors at least annually; pre-approves audit and permitted non-audit and tax services, and the terms of such services, to be provided by our independent registered public accounting firm; reviews with management and the independent auditors the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures; reviews and discusses with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures, including the disclosures in our annual and quarterly reports to be filed with the SEC; reviews our risk assessment and risk management processes; reviews legal and regulatory matters; establishes procedures for receiving, retaining, and investigating complaints received by us regarding accounting, internal accounting controls or audit matters; oversees any internal audit function; reviews and approves related person transactions; and reviews and evaluates the Audit Committee charter and performance. Our independent registered public accounting firm and management each periodically meet privately with our Audit Committee.

All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE American listing rules. Our Board of Directors has determined that Mr. Ohri qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of NYSE American listing standards. In making this determination, our Board of Directors considered Mr. Ohri’s prior experience, business acumen and independence. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

Compensation Committee

The purpose of the Compensation Committee is to carry out the responsibilities delegated by the Board relating to the review and determination of executive compensation, as well as establishing executive compensation policies consistent with Company objectives and stockholders’ interests, reviewing the performance of executive officers, and adjusting and awarding compensation, including incentive-based compensation. Among other matters, the Compensation Committee reviews the Company’s compensation philosophy and the adequacy of compensation plans and programs for directors, executive officers and other employees; reviews and approves, or recommends the Board approve, corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers and evaluates the performance of these officers considering those goals and objectives, and sets, or recommends to the Board, the compensation of these officers based on such evaluations; reviews and makes recommendations to the Board with respect to director compensation; approves the issuance of stock options, restricted stock and other awards under our equity compensation plans; reviews and discusses the necessary compensation disclosures required by the SEC; and reviews and evaluates the Compensation Committee charter and performance.

Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Nominating and Corporate Governance Committee

The purpose of our Nominating and Corporate Governance Committee is to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process and procedures and developing and maintaining the Company’s corporate governance policies. Among other matters, the Nominating Committee is responsible for making recommendations regarding identification, evaluation and nomination of director candidates, and the structure and composition of our Board and committees thereof; oversees our corporate governance documents, policies and procedures, including the Corporate Governance Guidelines; reviews the Company’s corporate governance disclosures included in the Company’s SEC filings; monitors compliance with the Code of Business Conduct and Ethics; contributes to succession planning; develops, and recommends to the Board, policies and procedures regarding the nomination of directors or other corporate governance matters; oversees the Board self-evaluation process; and reviews and evaluates the Nominating and Corporate Governance Committee charter and performance.

The Nominating and Corporate Governance Committee considers the following criteria, set forth in the Corporate Governance Guidelines, among other criteria that it deems appropriate, in recommending candidates for service on the Board:

•	Judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business;
•	Diversity of viewpoints, background, work and other experiences (including military service), and other demographics, such as race, sex, gender, ethnicity, culture and nationality;
•	Business or other relevant experience; and
•	The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

In assessing director candidates, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given our current needs and the current needs of the Board, to maintain a balance of knowledge, experience and capability. While the Nominating and Corporate Governance Committee considers diversity when recommending candidates for service on the Board, the Nominating and Corporate Governance Committee does not have a formal diversity policy, however that term may be defined, and does not follow any ratio or formula with respect to diversity to determine the appropriate composition of the Board. However, it recognizes that having a diverse Board with a variety of viewpoints provides a more comprehensive decision-making process and reflects an increased emphasis on gender and diversity parity by investors. Our commitment to promoting Board diversity is reflected, in part, by our current Board composition, which includes one woman out of five directors, one director of Indian descent, and one director of Iranian descent. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee will assess the independence of the nominee under applicable SEC rules and regulations and NYSE American listing standards. The Nominating and Corporate Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee may use outside consultants to assist in identifying candidates. If a candidate passes the preliminary review, members of the Board and/or the Chief Executive Officer will interview the candidate to confirm whether he or she possesses the criteria established by the Nominating and Corporate Governance Committee, in addition to his or her personality, leadership traits, work ethic, and independence to effectively contribute as a member of the Board. The Nominating and Corporate Governance Committee will meet to discuss and consider the candidates’ qualifications and then will select a nominee by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

Board Meetings

The Board expects all directors make every effort to attend meetings of the Board and the committees of which they are members. The Board held five meetings during fiscal 2024. Each of our current directors that served during fiscal 2024 attended at least 75% of the aggregate meetings of the Board held during the period for which he or she served and the committees of the Board on which he or she served during the periods that he or she served during fiscal 2024.

Annual Meetings of Stockholders

While we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meetings of Stockholders, we encourage, but do not require, directors to attend.

Human Capital Management

Our human capital resources objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating our existing and new employees, advisors and consultants. Overall, we consider our employee relations to be good and believe our culture to be central to the success of the Company.

Health and Safety

The health and safety of our employees is of utmost importance to us. We are continuing to enhance our safety program with additional training and internal risk and hazard assessments. We conduct policy and procedure reviews to ensure compliance with health and safety guidelines and regulatory requirements. We provide protective gear (e.g., eye protection, masks, and gloves) as required by applicable standards and as appropriate. Our goal is to achieve a level of work-related injuries as close to zero as possible through continuous investment in our safety program.

Hiring Practices

We seek to recruit and hire the most qualified people for our open positions without regard to protected status (age, color, creed, disability, domestic violence victim status, gender identity, genetic predisposition or carrier status, marital status, national origin, pregnancy, race religion, sex, sexual orientation, status as a protected veteran or as a member of any other protected group or status).

Diversity and Inclusion

Recognizing and respecting our employees’ backgrounds and experiences, and our international presence, we strive to maintain a diverse workforce and inclusive work environment everywhere we operate.

Compensation and Benefits

Our compensation and benefits program is designed to attract and reward individuals who demonstrate the ability and desire to enhance our workplace culture, support our values, drive our operational and strategic goals, and create long-term value for our stockholders.

Cybersecurity

Cybersecurity is an important part of our Enterprise Risk Management program, and the Company seeks to address cybersecurity risks through a comprehensive, cross-functional approach. The Company’s cybersecurity policies, standards, processes, and practices for assessing, identifying and managing material risks from cybersecurity threats and responding to cybersecurity incidents are continuously analyzed and updated. The Company has established controls and procedures, including an Incident Response Plan, that provide for the identification, notification, escalation, communication, and remediation of data security incidents at appropriate levels so that so that decisions regarding the public disclosure and reporting of such incidents can be made by management in a timely manner. As part of its cybersecurity program, the Company utilizes firewalls, anti-malware, intrusion prevention and detection systems, and access controls. The Company periodically assesses and tests its policies, standards, processes and practices that are designed to address cybersecurity threats and incidents, reports results of such assessments to Board, and periodically makes adjustments to the Company’s cybersecurity program based on these exercises. The Company engages third parties to conduct such testing. The Company seeks to identify and oversee cybersecurity risks presented by third parties and their systems from a risk-based perspective by implementing a comprehensive risk assessment framework, conducting regular audits, and establishing stringent security protocols and standards for third-party engagements. This approach ensures that potential vulnerabilities are identified and mitigated, thereby protecting the Company’s assets and maintaining robust security throughout its supply chain. The Company also conducts cybersecurity training for employees (including mandatory training programs for system users).

Our executive management team is responsible for assessing and managing risks from cybersecurity threats to the Company. In addition, in light of the pervasive and increasing threat from cyberattacks, the Board and the Audit Committee, with input from management, assesses the Company’s cybersecurity threats and the measures implemented by the Company in an effort to mitigate and prevent cyberattacks. The Audit Committee consults with management regarding ongoing cybersecurity initiatives, and requests management to report to the full Board regularly on their assessment of the Company’s cybersecurity program and risks. Both the Audit Committee and the full Board receive regular quarterly reports from management on cybersecurity risks and timely reports regarding any significant cybersecurity incident, as well as ongoing updates regarding any such incident until it has been addressed.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which applies to all of our directors, employees, and officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions). The full text of our Code of Business Conduct and Ethics is posted on the Investors section of our website at www.goaxil.com. Any substantive amendment of the Code of Business Conduct and Ethics, and any waiver of the Code of Business Conduct and Ethics for executive officers or directors, will be made only after approval by the Board or the Audit Committee or the Nominating and Corporate Governance Committee of the Board, and will be disclosed on our website. In addition, any such amendment or waiver will be disclosed within four days on a Form 8-K filed with the SEC if then required by applicable rules and regulations, including the rules of the NYSE American, which currently require a Form 8-K to be filed disclosing any waiver of the Code of Business Conduct and Ethics for directors and officers.

Insider Trading Policy

The Company’s Insider Trading Policy provides guidelines to officers, directors, employees and agents of the Company with respect to transactions in the Company’s securities. The Company has adopted the Insider Trading Policy and the procedures set forth therein to help prevent insider trading and to assist the Company’s officers, directors, employees and agents in complying with their obligations under the federal securities laws. The Insider Trading Policy applies to all transactions in the Company’s securities, as well as transactions in securities about a company with which the Company does business, such as the Company’s vendors, customers, suppliers and distributors, in which the Company has significant investments, or that is involved in a potential transaction or business relationship with Company. Under the Insider Trading Policy, the Company’s directors, officers and employees are prohibited from engaging in any short sale transactions; investing in Company-based derivative securities, including options, warrants, and similar rights whose value is derived from the value of any of our equity securities, including, without limitation, trading in Company-based put or call option contracts; engaging in hedging or monetization transactions with respect to the Company’s securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and, unless prior written approval has been granted by the Chief Executive Officer, holding our securities in a margin account or otherwise pledging our securities as collateral.

Communication with the Board of Directors

Interested parties, including stockholders, may contact the Board of Directors, including the independent directors, or any committee of the Board of Directors by sending correspondence to AXIL Brands, Inc., 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212, Attention: Secretary. The Secretary will review and promptly forward communications to the appropriate members of the Board of Directors or the appropriate committee. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as business solicitation or advertisements, junk mail or spam and overly hostile, threatening, potentially illegal or similarly unsuitable communications.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past 10 years.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid by us to our non-employee directors for the fiscal year ended May 31, 2024, which consisted of the value of restricted stock awards of 5,000 shares of the Company’s common stock granted to our non-employee directors during that fiscal year. We did not pay any other compensation to our non-employee directors during the fiscal year ended May 31, 2024. Mr. Toghraie and Mr. Brown do not receive any separate compensation for their services as director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Peter Dunne	—	65,000	—	65,000
Nancy Hundt	—	65,000	—	65,000
Manu Ohri	—	65,000	—	65,000
(1)	Reflects the grant date fair value of 5,000 shares of restricted common stock granted to each of our non-employee directors on February 14, 2024, which vest on February 14, 2025, except as otherwise provided in the applicable award notice. The value of stock awards in this table represents the fair value of such awards granted or modified during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 10—Stockholders’ Equity to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended May 31, 2024. As of May 31, 2024, each of the non-employee directors held a total of 5,000 unvested shares of the Company’s restricted common stock.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal to Ratify Appointment of Salberg & Company P.A.

The Audit Committee has appointed Salberg as our independent registered public accounting firm for the fiscal year ending May 31, 2025. Salberg has served as our independent registered public accounting firm since 2017. Representatives of Salberg are expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Although neither our Bylaws (as amended, the “Bylaws”) nor other governing documents or law require stockholder ratification of the appointment of Salberg as our independent registered public accounting firm, the Audit Committee considers the appointment of an independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Salberg for ratification by stockholders as a matter of good corporate governance.

If the stockholders fail to ratify the selection of Salberg as the Company’s independent registered public accounting firm for fiscal year 2025, the Audit Committee will consider whether to retain Salberg. In addition, even if stockholders ratify the Audit Committee’s selection, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and its stockholders.

Audit and Non-Audit Fees

The following table sets forth the fees paid to Salberg for the fiscal years ended May 31, 2024 and 2023:

	Fiscal Year Ended May 31, 2024	Fiscal Year Ended May 31, 2023
Audit Fees(1)	$126,000	$117,100
Audit-Related Fees(2)	—	700
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$126,000	$117,800
(1)	These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.
(2)	These fees relate to audit related consulting.

Pre-Approval Policy

Our current Audit Committee was formed in August 2023, at which time the Audit Committee also adopted a new charter. Since the formation of our current Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). Prior to the formation of the Audit Committee, our Board pre-approved all services provided by our independent registered public accounting firm.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SALBERG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2025.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table provides information about our executive officers, including their ages, as of the record date. The backgrounds of our executive officers are described above under “Proposal No. 1—Election of Directors.” There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Jeff Toghraie	57	Chief Executive Officer and Chairman
Jeff Brown	42	Chief Financial Officer, Chief Operating Officer and Director

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by us for the last two fiscal years ended May 31, 2024 and 2023 to our named executive officers (sometimes referred to as “NEOs”), who, for the fiscal year ended May 31, 2024, were Jeff Toghraie, our Chief Executive Officer and Chairman (Principal Executive Officer), Jeff Brown, our Chief Operating Officer and Chief Financial Officer, and Monica Diaz Brickell, our former Chief Financial Officer. Ms. Diaz Brickell served as our Chief Financial Officer until April 30, 2024.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeff Toghraie	2024	—	—	—	—	—	—	—	—
Chief Executive Officer and Chairman	2023	—	—	—	—	—	—	—	—
Jeff Brown(3)	2024	144,000	67,000	—	—	—	—	—	211,000
Chief Operating Officer, Chief Financial Officer, and Director	2023	98,000	35,000	—	—	—	—	—	133,000
Monica Diaz Brickell(2)	2024	151,726	—	—	—	—	—	298,800	450,526
Former Chief Financial Officer	2023	17,500	—	—	—	—	—	—	17,500
(1)	The value of option awards in this table represents the fair value of such awards granted or modified during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 10—Stockholders’ Equity to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended May 31, 2024.
(2)	Ms. Diaz Brickell became our Chief Financial Officer on April 24, 2023 and left her position on April 30, 2024. Effective May 28, 2024, Ms. Diaz Brickell entered into a Separation Agreement and Release (the “Release”), which includes a standard release of claims and confidentiality and non-disparagement provisions. As consideration for signing the Release, the Company entered into a Consulting Agreement, dated May 28, 2024, with Ms. Diaz Brickell (the “Consulting Agreement”), pursuant to which Ms. Diaz Brickell agreed to provide transition services to the Company through October 31, 2024, unless the Consulting Agreement is terminated earlier. Pursuant to the Consulting Agreement, as compensation for her services as a consultant, Ms. Diaz Brickell was granted 30,000 shares of restricted common stock, which vested upon grant.
(3)	Mr. Brown became our Chief Financial Officer on May 1, 2024.

On October 8, 2024, the Compensation Committee of the Board of Directors approved the grant of 350,000 options to purchase the Company’s common stock to Jeff Toghraie, the Company’s Chief Executive Officer and Chairman, and 250,000 options to purchase the Company’s common stock to Jeff Brown, the Company’s Chief Financial Officer and Chief Operating Officer and director. The options were granted effective October 14, 2024 and have an exercise price of $4.01 per share, a term of 10 years from the grant date, and will vest and become exercisable in 48 equal monthly installments beginning on the grant date, subject to the recipient’s continued service with the Company.

Our Chief Executive Officer, Jeff Toghraie, and our Chief Financial Officer and Chief Operating Officer, Jeff Brown, did not have formal employment agreements with the Company in place as of May 31, 2024. Mr. Toghraie is entitled to an annual performance bonus, health benefits and equity awards at the discretion of the Board. Mr. Brown receives a base salary of $144,000 per year and is entitled to annual performance bonus, paid vacation, optional health benefits and equity awards at the discretion of the Board.

As of May 31, 2024, we did not have any retirement, pension, or profit sharing plans for the benefit of our executive officers and directors.

As noted above, the Company entered into a Consulting Agreement with Ms. Diaz Brickell following her departure from the Company, pursuant to which Ms. Diaz Brickell was granted 30,000 shares of restricted common stock, which vested upon grant, as compensation for her post-termination transition services to the Company as a consultant.

Other than the Consulting Agreement with Ms. Diaz Brickell, the Company does not maintain any arrangement with any of the NEOs that would entitle an NEO to any compensation in connection with the NEO’s resignation, retirement or other termination or in connection with a change of control of the Company. In addition, under the 2022 Equity Incentive Plan (the “Plan”), upon the occurrence of a change of control (as defined in the Plan), unless otherwise provided in an award agreement: (i) all outstanding stock options will become immediately exercisable in full; (ii) all outstanding performance shares will vest in full as if the applicable performance conditions were achieved in full, subject to certain adjustments, and will be paid out as soon as practicable; and (iii) all restricted stock will immediately vest in full. Subject to the Plan’s terms, the Compensation Committee or the Board has full power and authority to determine whether, to what extent and under what circumstances any outstanding award will be terminated, canceled, forfeited or suspended. Awards to that are subject to any restriction or have not been earned or exercised in full by the recipient will be terminated and canceled if such recipient is terminated for cause.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards held by the NEOs as of May 31, 2024:

		Option Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Jeff Toghraie	5/10/2022	135,625	19,375	(1)	1.80	4/20/2032
Jeff Brown	5/10/2022	96,250	13,750	(1)	1.80	4/20/2032
(1)	These options vest and become exercisable over time, with 25% of the options vesting on September 1, 2022 and thereafter vesting 1/24th on the 1st of every month.

Clawback Policy

During 2024, the Board adopted a Clawback Policy to comply with SEC and NYSE American rules for the clawback of certain executive compensation in the event that we are required to prepare a restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws. In the event of such a restatement, the Clawback Policy provides that the Board or, if so designated by the Board, the Compensation Committee, will require reimbursement or forfeiture of the amount (if any) of incentive compensation received by the executive officer that exceeds the amount of incentive compensation that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid, deemed to have been received by any covered executive officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the accounting restatement. Covered executive officers include both current and former executive officers, and incentive compensation includes any compensation that is granted, earned, or vested based (in whole or in part) on the attainment of one or more financial reporting measures. Financial reporting measures are those that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measures that are derived wholly or in part from such measures. The Clawback Policy is effective with respect to covered incentive compensation awarded, granted to or received by a covered executive officer on or after February 14, 2024 and any incentive compensation that was outstanding as of such date.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding executive pay and performance. The table below shows, for each applicable fiscal year, total compensation as reported in the Summary Compensation Table (“SCT”) and “compensation actually paid” (“CAP”) for our principal executive officer (“PEO”) and as an average for all of our other named executive officers (“Non-PEO NEOs”) for the three most-recently completed fiscal years. Both SCT pay and CAP are calculated in accordance with the requirements of Regulation S-K and may differ substantially from the manner in which the Compensation Committee makes decisions regarding executive pay.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)(4)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return ($)(5)	Net Income (Loss) ($)(6)
2024	—	(70,829)	330,763	305,630	133.54	2,003,134
2023	—	512,079	82,389	206,526	163.08	1,824,575
2022	279,000	728,500	82,667	189,000	72.31	(182,903)
(1)	The named executive officers included in the table above are as follows:
Year	PEOs	Non-PEO NEOs
2024	Jeff Toghraie	Jeff Brown and Monica Diaz Brickell
2023	Jeff Toghraie	Jeff Brown, Meenu Jain and Monica Diaz Brickell
2022	Jeff Toghraie	Jeff Brown, Donald Starace and Christopher Go
(2)	In accordance with the requirements of Item 402(v) of Regulation S-K, CAP values shown in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns are calculated by beginning with total compensation as reported in the SCT for the applicable fiscal year, then (i) subtracting the grant date fair value of awards reported in the “Stock Awards” and “Option Awards” columns of the SCT, and (ii) making various required adjustments related to changes in fair value of stock and option awards for the applicable fiscal year. For purposes of those adjustments, stock and option awards were valued in a manner consistent with the valuation of those awards for financial accounting purposes, but determined as of the end of the fiscal year or the vesting date, as applicable.

(3)	The following adjustments were made to determine the CAP of our PEO, Jeff Toghraie, as reported above in the Pay Versus Performance table:
	PEO
	2024	2023	2022
SCT – Total Compensation	$—	$—	$279,000
- grant date fair value of stock and option awards granted during the covered fiscal year	—	—	(279,000)
+ fair value at fiscal year end of outstanding and unvested stock and option awards granted during the covered fiscal year	—	—	728,500
+ change in fair value at fiscal year end of outstanding and unvested stock and option awards granted in prior fiscal years	(37,206)	457,248	—
+ fair value of awards granted during the fiscal year that vested during the covered fiscal year	—	—	—
+ change in fair value as of vesting date of stock and option awards granted in prior fiscal years that vested during the covered fiscal year	(33,623)	54,831	—
- fair value as of prior fiscal year end of stock and option awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—	—	—
+ dollar value of dividends or earnings paid on stock and option awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	—	—	—
Cumulative Equity Adjustments (subtotal)	(70,829)	512,079	449,500
Compensation Actually Paid	$(70,829)	$512,079	$728,500
(4)	The following adjustments were made to determine the CAP of our non-PEO NEOs, as reported in the Pay Versus Performance Table. For non-PEO NEOs, CAP (including each of the adjustments shown below) is calculated on an average basis.
	Non-PEO NEOs
	2024	2023	2022
SCT – Total Compensation	$330,763	$82,389	$82,667
- grant date fair value of stock and option awards granted during the covered fiscal year	—	(5,000)	(66,000)
+ fair value at fiscal year end of outstanding and unvested stock and option awards granted during the covered fiscal year	—	—	172,333
+ change in fair value at fiscal year end of outstanding and unvested stock and option awards granted in prior fiscal years	(13,202)	116,166	—
+ fair value of awards granted during the fiscal year that vested during the covered fiscal year	—	—	—
+ change in fair value as of vesting date of stock and option awards granted in prior fiscal years that vested during the covered fiscal year	(11,931)	12,971	—
- fair value as of prior fiscal year end of stock and option awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—	—	—
+ dollar value of dividends or earnings paid on stock and option awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	—	—	—
Cumulative Equity Adjustments (subtotal)	(25,133)	124,137	106,333
Compensation Actually Paid	$305,630	$206,526	$189,000

(5)	Total shareholder return (“TSR”) represents the cumulative investment return of an initial fixed $100 investment in the Company’s common stock at the price per share at market close on May 31, 2021, assuming reinvestment of any dividends.
(6)	Represents net income (loss) determined in accordance with GAAP and as reported in our Form 10-K for the applicable fiscal year.

The Company’s relatively modest compensation arrangements with its named executive officers have included both cash compensation (such as base salaries for certain executives) and equity-based compensation (such as stock options and restricted stock). As disclosed in the Pay Versus Performance table above, the Company’s use of equity-based compensation has helped to promote directional alignment between the Company’s TSR, on the one hand, and both the CAP of the PEO and the average CAP of the Non-PEO NEOs, on the other hand.

The Company does not use GAAP net income (loss) as a performance metric in any compensation programs for its named executive officers. Accordingly, the Company does not expect that the CAP of the PEO or the average CAP of the Non-PEO NEOs will necessarily bear any relationship to the Company’s GAAP net income (loss) for any particular year.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Pursuant to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. The say-on-pay proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This advisory vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our named executive officers as described in this proxy statement.

At this Annual Meeting, stockholders will also have an opportunity to vote on the frequency of future say-on-pay votes (see Proposal 4).

The Board of Directors recommends that stockholders approve the compensation of the Company’s named executive officers as described in this proxy statement by approving the following advisory resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary of Executive Compensation, the Summary Compensation Table for Fiscal 2024 and the other related tables and narrative disclosures.”

Because this vote is advisory, it will not be binding upon the Company, the Board of Directors or the Compensation Committee. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Compensation Committee will evaluate what actions may be appropriate to address the results of the say-on-pay vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS AN ADVISORY, NON-BINDING VOTE FOR APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4
ADVISORY VOTE TO APPROVE THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our stockholders are able to indicate how frequently we should seek future non-binding, advisory say-on-pay votes on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that we solicit this non-binding, advisory vote on the frequency of future say-on-pay votes from our stockholders at least once every six years. By voting on the say-on-frequency proposal, stockholders may indicate whether they would prefer that we hold future say-on-pay advisory votes on the compensation of our named executive officers every year, every two years, or every three years. Stockholders may also abstain from voting.

The Board believes that an annual frequency is the appropriate frequency for the say-on-pay vote because it allows our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

We are asking our stockholders to indicate whether they would prefer that we conduct future say-on-pay advisory votes on the compensation of our named executive officers every year, every two years, or every three years, by voting on the following advisory resolution at the Annual Meeting:

“RESOLVED, that the option of one year, two years or three years that receives the highest number of votes cast for this resolution will be considered the stockholders’ recommendation of the frequency with which the Company is to hold a stockholder advisory vote on the compensation of its named executive officers.”

Because the say-on-frequency vote is advisory, it will not be binding upon the Company, the Board of Directors or the Compensation Committee. However, our Board of Directors, including the Compensation Committee, values the opinions of our stockholders and will take into account the outcome of the vote when considering how frequently we should conduct future say-on-pay advisory votes on the compensation of our named executive officers.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A NON-BINDING, ADVISORY VOTE FOR THE OPTION OF ONE YEAR AS THE FREQUENCY TO HOLD FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 5
APPROVAL OF THE AXIL BRANDS, INC. AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN

The Company’s 2022 Equity Incentive Plan, or the Plan, was originally adopted by the Company’s Board of Directors on March 21, 2022, subject to approval by the Company’s stockholders, and the Plan has been subsequently approved by stockholders and amended by the Company from time to time. On October 8, 2024, the Board of Directors approved the amendment and restatement of the Plan in order to increase the number of shares of the Company’s common stock reserved for issuance under the Plan, subject to and effective upon the approval of the amended and restated Plan by our stockholders at the Annual Meeting. We are recommending that stockholders approve the amended and restated Plan because we believe that the Plan continues to be essential to our continued success, by allowing the Company to provide incentives to attract and retain key employees, non-employee directors and consultants and to align their interests with those of our stockholders.

Stockholders are being asked to approve the amended and restated Plan, which provides for an increase the number of shares authorized for issuance under the Plan by 800,000 shares, any or all of which may be issued pursuant to grants of “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code).

As of the record date, approximately 381,250 shares were available for issuance under the Plan. Absent stockholder approval of the amended and restated Plan, we may be required to increase the cash components of our compensation program, which may negatively affect our ability to align interests of our executives with those of our stockholders.

A summary of the material terms of the amended and restated Plan is provided below, and the complete text of the amended and restated Plan is attached to this proxy statement as Appendix A to this proxy statement. The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to Appendix A.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options), restricted stock, restricted stock units, stock awards and performance shares. The Plan will expire on March 20, 2032, and no further awards may be granted under the Plan after that date (or such earlier date as the Board of Directors may decide to terminate the Plan).

Administration

The Plan generally is administered by the Compensation Committee of the Board of Directors, or by such other committee or subcommittee as may be appointed by our Board of Directors (sometimes referred to as the “Administrator”), and which consists entirely of two or more individuals who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent directors” within the meaning of applicable stock exchange rules. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate, and may delegate any of its authority to one or more directors or officers, to the extent permitted by applicable laws. Our Board of Directors also may reserve the authority to administer and issue awards under the Plan. Further, the Compensation Committee or the Board may delegate administrative authority under the Plan to one or more officers of the Company, to the extent consistent with the Company’s Bylaws and applicable law.

Eligibility

The Plan provides for awards to our non-employee directors and to employees and consultants of the Company and our subsidiaries who are designated by the Administrator, except that incentive stock options may only be granted to our employees and employees of our subsidiaries. As of the record date, there are approximately 14 employees, three non-employee directors and eight consultants who are eligible to be selected by the Compensation Committee to receive awards under the Plan.

Shares Available

If our stockholders approve the amended and restated Plan, the number of shares that may be issued pursuant to awards under the Plan will increased by 800,000 shares, to 2,050,000 shares. The Plan also includes a so-called “evergreen” feature, which provides for an annual increase in the number of shares available for awards under the Plan on April 1 of each calendar year, beginning in 2022 and ending in 2031, subject to the approval of the Administrator on or prior to such date. Such increase may be equal to the lesser of (i) 4% of the total number of shares of the Company’s common stock outstanding on May 31 of the immediately preceding fiscal year and (ii) such smaller number of shares as determined by the Administrator. The number of shares authorized for issuance under the Plan will not change unless the Administrator affirmatively approves an increase in the number of shares authorized for issuance prior to April 1 of the applicable year. Shares issued under the Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding requirements will not be added back to the number of shares available under the Plan. To the extent that any shares of common stock awarded or subject to issuance or purchase pursuant to awards under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including a forfeiture of restricted stock or failure to earn performance shares, or the termination, expiration or cancellation of a stock option, or any other termination of an award without payment being made in the form of shares of common stock, such shares will be added to the number of shares available for awards under the Plan.

Stock Options

Subject to the terms and provisions of the Plan, options to purchase shares of the Company’s common stock may be granted to eligible individuals at any time and from time to time as determined by the Administrator. Up to 300,000 options may be granted as incentive stock options. The Administrator determines the number of options granted to any recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Administrator may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of the record date, the closing price of our common stock as reported on the NYSE American was $4.4101 per share. The method of exercising a stock option granted under the Plan will be set forth in the applicable award agreement and may include payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods, or any other method approved by the Administrator in its discretion.

The grant of a stock option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

Restricted Stock

Under the Plan, the Administrator may grant or sell restricted stock to plan participants (i.e., shares that are subject to a substantial risk of forfeiture and restrictions on transferability). Except for these restrictions and any others imposed by the Administrator, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive dividends and other distributions paid or made with respect to the restricted stock, and such dividends may be either paid currently, reinvested in additional shares of restricted stock, or held for the participant’s account, as determined by the Administrator. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Administrator may determine.

Restricted Stock Units

Under the Plan, the Administrator may grant or sell restricted stock units to plan participants. Restricted stock units constitute an agreement to deliver shares (or an equivalent value in cash) to the participant at the end of a specified restriction period, subject to such other terms and conditions as the Administrator may specify. Restricted stock units are not shares and do not entitle the recipients to the rights of a stockholder. Restricted stock units will be settled in cash or shares, in an amount based on the fair market value of a share, on the settlement date. Each restricted stock unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Administrator may determine, which may include restrictions based upon the achievement of performance objectives.

Stock Awards

The Plan also provides for grants of stock awards, which are awards of common stock granted in payment of compensation that has been earned, or as compensation to be earned, on such terms as may be determined by the Administrator and set out in the applicable award agreement.

Performance Shares

Under the Plan, the Administrator may grant performance shares, which constitute an agreement to deliver shares (or an equivalent value in cash) to the participant, conditioned upon the achievement of applicable performance objectives. Each performance share award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, including the performance period, the performance objectives, the form of settlement of vested performance shares, and such other terms and conditions as the Administrator may determine.

Dividend Equivalents

As determined by the Administrator in its discretion, restricted stock units or performance shares may provide the participant with a right to receive dividend equivalents, either in cash, shares or additional stock units, as set out in the applicable award agreement. Any such dividend equivalents may be either paid currently, deemed reinvested in additional stock units or credited to the participant’s account until such time as the underlying award becomes vested, as determined by the Administrator and set out in the applicable award agreement. No dividend equivalents may be granted with respect to shares underlying any stock option.

Performance Objectives

The Plan provides that performance objectives may be established by the Administrator in connection with an award of performance shares or any award granted under the Plan. For example, Administrator may, but is not required to, grant awards with vesting subject to the achievement of performance criteria based on minimum earnings per share, return on equity or such other performance criteria or combination of factors as the Administrator may deem appropriate.

Change of Control

Upon the occurrence of a change of control, unless otherwise provided in an award agreement: (i) all outstanding stock options will become immediately exercisable in full; (ii) all outstanding performance shares will vest in full as if the applicable performance conditions were achieved in full, subject to certain adjustments, and will be paid out as soon as practicable; and (iii) all restricted stock and restricted stock units will immediately vest in full. The Plan generally defines a change of control as (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of prior Board approval, the acquisition of more than 20% of the Company’s voting capital stock by any person (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

Forfeiture and Recoupment of Awards

Awards granted under the Plan may be subject to forfeiture or recoupment as provided pursuant to any Company policy, including (but not limited to) the Company’s Clawback Policy.

Adjustments

In the event of any equity restructuring, such as a stock dividend or stock split, the Administrator will adjust the number and kind of shares that may be delivered under the Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Administrator may, in its discretion, make such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights.

Transferability

Except as the Administrator otherwise determines in accordance with the terms of the Plan, awards granted under the Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Administrator, stock options will be exercisable during a participant’s lifetime only by the participant or, in the event of the participant’s incapacity, by the participant’s guardian or legal representative.

Amendment

The Board of Directors may amend, alter or discontinue the Plan at any time, with stockholder approval to the extent required by applicable laws. Generally, an amendment or termination of the Plan may not adversely affect any holder of outstanding awards without his or her consent, except that any award may be annulled if the participant is terminated for cause, and an incentive stock option may be modified to be treated as a nonqualified stock option.

Repricing of Stock Options

The Plan specifically permits the Company to reprice any stock option, without the approval of the stockholders of the Company. Accordingly, without the consent of stockholders, the Company may (i) lower the exercise price of a stock option after it is granted, (ii) cancel a stock option at a time when its exercise price exceeds the fair market value of the underlying shares, in exchange for another stock option, restricted stock or other equity award, or (iii) take any other action that is considered to be a repricing under U.S. generally accepted accounting principles or under formal or informal guidance issued by exchange or market on which the Company’s common stock trades or is quoted.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Nonqualified Stock Options

A participant will not recognize taxable income at the time of grant of a nonqualified stock option, and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options

A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Restricted Stock

A participant will not recognize taxable income at the time of grant of restricted stock, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed as of the date of grant of the restricted stock. If a Section 83(b) election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) on the date of grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock. If a Section 83(b) election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock.

Restricted Stock Units

Generally, a participant will not recognize taxable income at the time of grant of a restricted stock unit award, and the Company will not be entitled to a tax deduction at such time. Instead, a participant generally will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of a restricted stock unit award equal to the fair market value of any shares delivered and the amount of cash paid by the Company.

Stock Awards

Generally, participants will recognize taxable income at the time of settlement of a stock award (with the amount of income recognized pursuant to other stock awards generally being equal to the fair market value of any shares delivered under the award).

Performance Shares

Generally, a participant will not recognize taxable income at the time of grant of performance shares, and the Company will not be entitled to a tax deduction at such time. Instead, a participant generally will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of a performance share award equal to the fair market value of any shares delivered and the amount of cash paid by the Company.

Tax Deductibility of Compensation Provided Under the 2021 Plan

When a participant recognizes ordinary compensation income as a result of an award granted under the Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company. As a result, compensation paid (under the Plan or otherwise) to one of our covered employees generally will not be deductible by us to the extent that the amount of compensation paid in the applicable year exceeds $1 million.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change of control, a portion of such compensation may be nondeductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A

Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 with the SEC relating to the registration of the additional shares reserved for issuance under the Plan pursuant to the Securities Act of 1933, as amended, after stockholder approval of the amended and restated Plan.

New Plan Benefits

Because it is within the discretion of the Administrator to determine which non-employee directors, employees and consultants will receive awards, and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the Plan or the amount of such awards.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth equity compensation plan information as of May 31, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	268,750	$1.84	981,250
Equity compensation plans not approved by security holders	—	—	—
Total	268,750	$1.84	981,250

(1)	Represents shares of common stock to be issued upon exercise of outstanding options to purchase common stock granted pursuant to the Plan as of May 31, 2024. The Plan provides for an annual increase on April 1 of each calendar year, beginning in 2022 and ending in 2031, subject to the approval of the Plan administrator on or prior to such date. Such increase may be equal to the lesser of (i) 4% of the total number of shares of the Company’s common stock outstanding on May 31 of the immediately preceding fiscal year and (ii) such smaller number of shares as determined by the Plan’s administrator. The number of shares authorized for issuance under the Plan will not change unless the Plan’s administrator affirmatively approves an increase in the number of shares authorized for issuance prior to April 1 of the applicable year. All shares available for future issuance are under the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership, as of the record date, of our common stock by each person known by us to be the beneficial owner of more than five percent (5%) of our outstanding common stock, our directors, our named executive officers, and our directors and current executive officers as a group. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.

Shares of our common stock that are subject to options currently exercisable or exercisable within 60 days of the record date and to outstanding shares of convertible preferred stock are deemed to be outstanding for computing the percentage ownership of the person holding these options or shares of preferred stock and the percentage ownership of any group in which the holder is a member, but are not deemed outstanding for computing the percentage of any other person.

We have based our calculation of the percentage of beneficial ownership on 6,464,852 shares of our common stock outstanding on the record date.

Unless otherwise noted below, the address for each of the stockholders in the table below is c/o AXIL Brands, Inc., 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent
5% Stockholders
Jeff Toghraie, Chief Executive Officer and Chairman(1)	3,471,413	46.8%
Don Frank Nathaniel Vasquez(2)	1,276,251	19.7%
Shircoo, Inc.(3)	534,510	8.3%

Named Executive Officers and Directors (not otherwise included above)
Jeff Brown, Chief Financial Officer, Chief Operating Officer and Director(4)	140,768	2.1%
Monica Diaz Brickell, Former Chief Financial Officer(5)	30,000	*
Peter Dunne, Director(6)	26,250	*
Nancy Hundt, Director(7)	7,273	*
Manu Ohri, Director(8)	15,001	*

All Current Executive Officers and Directors as a Group (5 persons)(9)	3,660,705	48.5%

* Represents beneficial ownership of less than 1% of the outstanding common stock.

(1)	Based on a Schedule 13D/A filed with the SEC on October 15, 2024 by Jeff Toghraie, Intrepid Global Advisors, Inc. (“Intrepid”), of which Mr. Toghraie is the managing director, and Don Frank Nathaniel Vasquez and a Form 4 filed by Mr. Toghraie with the SEC on October 15, 2024, Mr. Toghraie may be deemed to beneficially own, in the aggregate, 3,471,413 shares of common stock, consisting of 1,246,700 shares of common stock held directly by Intrepid, over which Mr. Toghraie and Intrepid have shared voting and dispositive power; 1,275,000 shares of common stock held directly by Don Frank Nathaniel Vasquez, over which Mr. Toghraie and Intrepid have shared voting power with Mr. Vasquez, pursuant to a Voting Agreement and Irrevocable Proxy between Mr. Vasquez and Intrepid, pursuant to which Intrepid is authorized to vote and exercise all voting rights with respect to such shares; 176,875 shares of common stock issuable upon the exercise of options held by Mr. Toghraie that are exercisable within 60 days of the record date; and 772,838 shares of common stock that may be acquired upon the conversion of Series A Preferred Stock held directly by Intrepid, over which Mr. Toghraie and Intrepid have shared dispositive power. The terms of the Voting Agreement and Irrevocable Proxy will expire on the earlier of: (i) October 17, 2026, (ii) such date and time designated by Intrepid in a written notice to Mr. Vasquez or (iii) the written agreement of Intrepid and Mr. Vasquez to terminate such agreement. The Series A Preferred Stock is convertible into shares of common stock on a twenty-for-one basis, at the option of the holder, at any time; provided, that the holder may not convert that number of shares of Series A Preferred Stock which would cause the holder to become the beneficial owner of more than 5% of the Company’s common stock, as determined in accordance with Sections 13(d) and (g) of the Exchange Act and the rules and regulations thereunder. The principal business office of Intrepid is located at 325 N. Maple Drive, #5114, Beverly Hills, California 90210.
(2)	Based on a Schedule 13D/A filed with the SEC on October 15, 2024 by Jeff Toghraie, Intrepid, and Don Frank Nathaniel Vasquez, Mr. Vasquez has sole voting power over 1,251 shares of common stock, sole dispositive power over 1,276,251 shares of common stock and shared voting power over 1,275,000 shares of common stock with Intrepid and Mr. Toghraie, pursuant to a Voting Agreement and Irrevocable Proxy between Mr. Vasquez and Intrepid, pursuant to which Intrepid is authorized to vote and exercise all voting rights with respect to such shares. The terms of the Voting Agreement and Irrevocable Proxy will expire on the earlier of: (i) October 17, 2026, (ii) such date and time designated by Intrepid in a written notice to Mr. Vasquez or (iii) the written agreement of Intrepid and Mr. Vasquez to terminate such agreement. The principal business address of Mr. Vasquez is 4700 Summerville Lane, Prosper, Texas 75078.
(3)	The principal address of Shircoo, Inc. is 2350 Allview Terrace East, Los Angeles, California 90068.
(4)	Includes 125,625 shares of common stock underlying stock options that are exercisable within 60 days of the record date.
(5)	Ms. Diaz Brickell, a former executive officer who is listed in the Summary Compensation Table, previously served as Chief Financial Officer until April 30, 2024. The number of shares is based on the Company’s records.
(6)	Includes 5,000 shares of unvested restricted stock, which will vest on February 14, 2025.
(7)	Includes 5,000 shares of unvested restricted stock, which will vest on February 14, 2025.
(8)	Includes 5,000 shares of unvested restricted stock, which will vest on February 14, 2025, and 10,000 shares held by Anarjay Concepts Inc., of which Mr. Ohri is the principal.
(9)	Includes 15,000 shares of unvested restricted common stock, options to purchase 302,500 shares of common stock that are exercisable within 60 days of the record date, and 772,838 shares of common stock that may be acquired upon the conversion of Series A Preferred Stock.

Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at any subsequent date result in a change in control of our Company.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based on solely a review of these reports filed with the SEC, we believe that all Section 16 filing requirements applicable to our executive officers, directors and greater than 10% stockholders were complied with during the fiscal year ended May 31, 2024, except for a Form 4 filed by Manu Ohri on February 20, 2024, reporting the February 14, 2024 grant of restricted stock.

AUDIT COMMITTEE REPORT

In accordance with its written charter, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	Reviewed and discussed the audited financial statements with management and the independent auditors;
(2)	Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, with and without management present; and
(3)	Received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with the independent auditor the independent auditor’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended May 31, 2024, as filed with the SEC.

Audit Committee of the Board of Directors:

Manu Ohri, Chair

Peter Dunne

Nancy Hundt

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since June 1, 2022, to which we were or will be a party, in which:

•	the amount involved in the transaction exceeds the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years; and
•	in which any of our executive officers, directors, director nominees or holders of 5% or more of any class of our voting capital stock, or any immediate family member of any of the foregoing, had or will have a direct or indirect material interest.

The Company reviews and approves all related party transactions.

The Company’s Chief Executive Officer and Chairman, Jeff Toghraie, is the managing director of Intrepid. Intrepid has, from time to time, provided advances to the Company for working capital purposes. At May 31, 2024, and 2023, the Company had amounts payable to Intrepid of $11,798 and $158,072, respectively. Intrepid was paid approximately $25,000 in consulting fees for the three months ended August 31, 2024. At August 31, 2024, the Company had net amounts payable to Intrepid of $53,505. These advances were short-term in nature and non-interest bearing. Additionally, pursuant to a voting agreement, effective June 16, 2022, as amended effective November 7, 2022, with Axil & Associated Brands Corp. (“A&A”) and Intrepid, the Company was subject to certain limitations on its ability to sell its capital stock until June 2024.

The Company’s Chief Financial Officer, Chief Operating Officer and director, Jeff Brown, has a controlling interest in BZ Capital Strategies. BZ Capital Strategies was paid $25,000 in consulting fees for the three months ended August 31, 2024.

During the fiscal years ended May 31, 2024 and 2023, the Company paid $231,470 and $218,696, respectively, as consulting fee for product development to Weston T. Harris, a major stockholder of A&A. The Company also paid $146,546 and $126,097, respectively, to immediate family members of the major stockholder as compensation for services relating to packaging design and affiliate marketing during the fiscal years ended May 31, 2024 and 2023. In addition, in March 2024, the Company entered into a repurchase agreement with an entity managed by Mr. Harris, pursuant to which the Company repurchased 142,021,750 shares of Series A Preferred Stock from the entity for an aggregate purchase price of $852,130.

On June 16, 2022, the Company and its wholly owned subsidiary Reviv3 Acquisition Corporation (now known as AXIL Distribution Company) completed the acquisition of both (i) the hearing protection business of A&A, consisting of ear plugs and ear muffs, and (ii) A&A’s ear bud business pursuant to the Asset Purchase Agreement, dated May 1, 2022, as amended on June 15, 2022 and September 8, 2022, by and among the Company, Reviv3 Acquisition Corporation, A&A and certain stockholders of A&A. One of the stockholders of A&A was Intrepid. As of May 31, 2024, Intrepid did not hold any shares of A&A and held approximately 21.26% of the outstanding common stock of the Company (excluding shares of common stock that may be acquired upon the conversion of shares of Series A Preferred Stock).

OTHER INFORMATION

Annual Report

The Company will mail without charge, upon written request from any stockholder, a copy of our 2024 Annual Report, including the financial statements, schedules and list of exhibits. Requests should be sent to AXIL Brands, Inc., 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212, Attention: Secretary.

Stockholder Proposals for the 2025 Annual Meeting

In order to be included in the Company’s proxy materials for the 2025 Annual Meeting of Stockholders, a stockholder proposal must be received in writing by the Company at AXIL Brands, Inc., 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212, Attention: Secretary by no later than July 2, 2025, and otherwise comply with all requirements of the SEC for stockholder proposals. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

In addition, the Bylaws provide that any stockholder who desires to nominate a person for election as a director or bring a proposal before an annual meeting must give timely written notice of such nomination or proposal to the Company’s Secretary at the address above. To be timely, the notice must be delivered to the above address not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. For our 2025 Annual Meeting of Stockholders, a notice proposing nomination of a director candidate or notice of any other proposal must be received no earlier than September 19, 2025 and no later than October 19, 2025. The Bylaws specify the information that must accompany any such stockholder notices. A copy of the Bylaws is available upon request from our Secretary at the address above. In addition, our Bylaws have been filed with the SEC as an exhibit to our Exchange Act reports and can be accessed through the SEC’s website.

In addition to satisfying the foregoing requirements under our Bylaws, including advance notice of director nominations, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than October 20, 2025. Such notice may be mailed to our Secretary at the address above.

Any proxy granted with respect to the 2025 Annual Meeting of Stockholders will confer on the proxyholder discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Secretary within the timeframes provided above.

Forward-Looking Statements

Certain statements set forth in this proxy statement are forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, outlook, and expected growth, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “aim,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors, many of which have outcomes that are difficult to predict and may be outside our control, that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this proxy statement represent our views as of the date of this proxy statement. We anticipate that subsequent events and developments will cause our views to change; however, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this proxy statement. Our subsequent SEC filings may contain updates to the forward-looking statements contained herein.

Our Website

Although we include references to our website throughout this proxy statement, information contained on or accessible through our website is not a part of, and is not incorporated by reference into, this proxy statement or any other report or document we file with the SEC. Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.

OTHER MATTERS

The Board is not aware of any other matter to be presented at the Annual Meeting except those described in this proxy statement. However, if any other matter is properly presented, the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors:

Jeff Toghraie

Chief Executive Officer and Chairman of the Board of Directors

Beverly Hills, California

October 24, 2024

APPENDIX A

AXIL BRANDS, INC.

2022 EQUITY INCENTIVE PLAN

(Amended and Restated Effective as of December 18, 2024)

ARTICLE I.
PREAMBLE

1.1. This 2022 Equity Incentive Plan of AXIL Brands, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2. Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3. The Company’s Board of Directors adopted the original Plan on March 21, 2022, subject to stockholder approval (the “Adoption Date”), with the date of such stockholder approval of the original Plan being defined as the “Effective Date”. The Plan has since been amended and approved by stockholders from time to time. The Company’s Board of Directors has approved the amendment and restatement of the Plan in its entirety as set forth herein, effective upon approval of the amended and restated Plan by the Company’s stockholders at the Company’s 2024 annual meeting of stockholders. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Adoption Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

1.5. Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II.
DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1. “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2. “Adoption Date” has the meaning given to such term in Section 1.3.

2.3. “Administrator” means the Board or a Committee.

2.4. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.5. “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.6. “Available Shares” means the sum of (i) 2,050,000 shares of Common Stock, and (ii) an annual increase on April 1st of each calendar year, beginning in 2022 and ending in 2031 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) four percent (4%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination. For clarity, the Available Shares is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.

2.7. “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Restricted Stock Units, Stock Awards, Performance Shares, or any combination of the foregoing.

2.8. “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.9. “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.10. “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.11. “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.12. “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.13. “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee exists and has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.14. “Common Stock” means the Company’s common stock.

2.15. “Company” means AXIL Brands, Inc., a Delaware corporation.

2.16. “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.17. “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant (unless otherwise provided for in the applicable Award Agreement), as determined by the Administrator in good faith and subject to Applicable Laws. Subject to Applicable Laws, the Administrator shall determine whether a leave of absence, or absence in military or government service, shall constitute an interruption of Continuous Service Status; provided, however, that, (i) if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period, and the Incentive Stock Option shall thereafter automatically become a Nonqualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy, and (ii) the Administrator shall not have any such discretion to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its subsidiaries or Affiliates, or their respective successors.

2.18. “Director” means a member of the Board of Directors of the Company.

2.19. “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.20. “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.21. “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.22. “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Administrator. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant.

2.23. “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.24. “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.25. “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

2.25.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.25.2 If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2.25.3 In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

2.25.4 The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.26. “Grant Date” means, as to any Award, the latest of:

2.26.1 the date on which the Administrator authorizes the grant of the Award; or

2.26.2 the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.26.3 such other date (later than the dates described in 2.25.1 and 2.25.2 above) as the Administrator may designate and as set forth in the Participant’s Award Agreement.

2.27. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.28. “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.29. “Independent Director” means a Director who qualifies as an “independent director” within the meaning of the rules of the applicable Stock Exchange.

2.30. “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.31. “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.32. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.33. “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.34. “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.35. “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.36. “Performance Objectives” shall have the meaning set forth in ARTICLE X of the Plan.

2.37. “Performance Period” shall have the meaning set forth in ARTICLE X of the Plan.

2.38. “Performance Share” means an Award under ARTICLE X of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Administrator, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.39. “Plan” means this AXIL Brands, Inc. 2022 Equity Incentive Plan, as it may be amended from time to time.

2.40. “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.41. “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.42. “Restricted Stock Unit” means an Award under ARTICLE VIII of the Plan of the right to receive Shares (or a cash amount based upon the Fair Market Value of Shares) at or following the end of a specified Restriction Period.

2.43 “Restriction Period” means the period commencing on the Grant Date with respect to an Award of Restricted Stock or Restricted Stock Units and ending on such date as the Administrator, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.43. “Retirement” means retirement as determined under procedures established by the Administrator or in any Award, as set forth in a Participant’s Award Agreement.

2.44. “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.45. “Shares” means shares of Common Stock issued in connection with Awards granted under this Plan, including, where applicable, upon exercise of Stock Options granted under this Plan.

2.46. “Share Limit” has the meaning given to such term under the definition of Available Shares, above.

2.47. “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time, and shall initially mean the NYSE American.

2.48. “Stock Award” means an Award of shares of Common Stock under ARTICLE IX of the Plan.

2.49. “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.50. “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.51. “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Administrator in its sole discretion. In determining whether a Termination of Service has occurred, the Administrator may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III.
ADMINISTRATION

3.1. The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3. The Administrator shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Administrator may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Administrator’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XII, and terminate or suspend the Plan as provided in ARTICLE XII. All acts, determinations and decisions of the Administrator made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Administrator may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

3.2. The Administrator may, to the full extent permitted by and consistent with Applicable Law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan (a) to the Company’s Compensation Committee (if applicable), or (b) to another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Independent Director, or (c) to one or more officers of the Company, subject to such limits and restrictions as specified in the delegation of authority and consistent with the Company’s Bylaws and Applicable Law.

3.2.1 If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Administrator as set forth herein, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2 The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3 In addition to, and not in limitation of, the right of Administrator, the full Board of Directors and/or the Company’s Compensation Committee, if applicable, may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other Applicable Law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee, if applicable, shall have all of the power and authority of the Administrator to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3. Without limiting the provisions of this ARTICLE I, and subject to the provisions of ARTICLE XI, the Administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE XI or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Administrator may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4. Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be the Available Shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company, treasury shares, shares purchased in the open market, or a combination of the foregoing.

3.4.1 For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2 If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares or Restricted Stock Units) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or Restricted Stock Units or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

3.4.3 For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

3.4.4 The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other Applicable Law, rule or regulation.

3.5. Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Administrator. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Administrator (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6. In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural persons (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7. The Administrator may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any Stock Exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on the certificate or certificates representing any such shares (or in any book entry evidencing uncertificated shares) to make appropriate reference to any such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.

3.8. Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a stockholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more shares of Common Stock shall have been delivered to the Participant (whether by the issuance of a stock certificate or by book entry for uncertificated shares). No shares shall be required to be issued, and no certificates shall be required to be delivered (or book entries required to be made for uncertificated shares), under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Administrator, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9. The total amount of shares with respect to which Awards may be granted under the Plan, the Share Limit, the ISO Limit and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10. No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. The members of the Administrator shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11. The Administrator shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in Applicable Laws, regulations or accounting principles. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Administrator may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12. Subject to the express provisions of the Plan, the Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Administrator in its sole discretion.

ARTICLE IV.
INCENTIVE STOCK OPTIONS

4.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE I and ARTICLE VI and subject to the following conditions:

4.1.1 Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Administrator.

4.1.2 The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

4.1.3 An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Administrator as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Administrator), unless employment shall have terminated:

(i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)  as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii) and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4 The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.1.5 No Incentive Stock Options may be granted more than ten (10) years from the Adoption Date.

4.1.6 The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2. Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3. The Administrator may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE I or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option, provided that in no event may an Incentive Stock Option provide a Participant with any right to receive any dividend equivalents.

4.4. Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

4.5. Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.9 hereof, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan is 300,000 shares (the “ISO Limit”).

ARTICLE V.
NONQUALIFIED STOCK OPTIONS

5.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE I or ARTICLE VI and subject to the following conditions:

5.1.1 Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Administrator.

5.1.2 The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3 A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Administrator and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement.

5.2. The Administrator may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE I or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option, provided that in no event may a Nonqualified Stock Option provide a Participant with any right to receive any dividend equivalents.

ARTICLE VI.
INCIDENTS OF STOCK OPTIONS

6.1. Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Administrator and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with Applicable Laws, regulations or rulings of any governmental authority.

6.2. Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Administrator, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Administrator may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Administrator shall apply to the right to consent to amendments to the Award Agreement.

6.3. Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Administrator, subject to limitations set forth in the Stock Option Award Agreement. The Administrator may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Administrator. In the sole discretion of the Administrator, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates (if any) for such shares surrendered have been delivered to the Participant. The Administrator also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4. The holder of a Stock Option shall have no rights as a stockholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock is delivered to the Participant.

6.5. The Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6. The Administrator may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

6.7. The Administrator shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8. Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

6.9. In addition to, and without limiting the above Section 6.8, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

ARTICLE VII.
RESTRICTED STOCK

7.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2. The Administrator shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1 the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

7.2.2 the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3 the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4 whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5 whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6 whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3. Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Administrator may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Administrator and has otherwise complied with the applicable terms and conditions of such Award.

7.4. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5. Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6. Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant (or in a book entry will be made to evidence the issuance of any uncertificated shares). Unless otherwise determined by the Administrator, any such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates (or book entries) representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates (or book entry) to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7. Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a stockholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Administrator may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Administrator shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII.
RESTRICTED STOCK UNITS

8.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Restricted Stock Units to Eligible Persons, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2 The Administrator shall determine the terms and conditions of any Award of Restricted Stock Units, which shall be set forth in the related Award Agreement, including without limitation:

8.2.1 the purchase price, if any, to be paid for such Restricted Stock Units, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

8.2.2 the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock Units and whether any events may accelerate or delay the end of such Restriction Period(s);

8.2.3 the time payment of any vested Restricted Share Units;

8.2.4 the medium of settlement of the Restricted Stock Units, which may be settled in Shares, cash or a combination thereof, as set forth in the related Award Agreement;

8.2.5 the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all Restricted Stock Units at the end of the Restriction Period or as to a portion of the Restricted Stock Units in installments during the Restriction Period by means of one or more vesting schedules;

8.2.6 whether any performance goals may apply to a Restriction Period or to shorten or lengthen such period; and

8.2.7 whether such Restricted Stock Units will provide the Participant with a right to receive any dividend equivalents, and if so, whether any such dividend equivalents will be payable in cash, Shares or additional Restricted Stock Units and whether any such dividend equivalents will be payable currently, deemed reinvested in additional Restricted Stock Units or withheld by the Company for the account of the Participant.

        8.3 An Award of Restricted Stock Units may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of by a Participant, except by the laws of descent and distribution or, to the extent permitted by the Administrator, by designation of a beneficiary to receive settlement of vested Restricted Stock Units following the death of the Participant.

8.4 A Participant shall have no rights of a shareholder (including any rights to vote or to receive dividends paid on Shares) with respect to any award of Restricted Stock Units, unless and until any Shares are distributed by the Company to the Participant at or following the vesting of the Restricted Stock Units.

ARTICLE IX.
STOCK AWARDS

9.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE IX.

9.2. For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

9.3. Unless otherwise determined by the Administrator and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered to the Participant (or a book entry evidencing uncertificated shares will be made) as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant (or the making of a book entry evidencing uncertificated shares), such Participant shall be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder of the Company. Notwithstanding any other provision of this Plan, unless the Administrator expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE X.
PERFORMANCE SHARES

10.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE X.

10.2. The Administrator shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

10.2.1 the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

10.2.2 the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

10.2.3 the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part;

10.2.4 whether such Performance Shares will provide the Participant with a right to receive any dividend equivalents, and if so, whether any such dividend equivalents will be payable in cash, Shares or additional Performance Shares and whether any such dividend equivalents will be payable currently, deemed reinvested in additional Performance Shares or withheld by the Company for the account of the Participant; and

10.2.5 the form of settlement of a Performance Share.

10.3. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

10.4. Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

10.5. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

10.6. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

10.7. The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Administrator and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

10.8. Performance Shares shall not be transferable by the Participant. The Administrator shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE XI.
CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

11.1. Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

11.1.1 all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

11.1.2 all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)  the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Administrator, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

11.1.3 all outstanding shares of Restricted Stock and all Restricted Stock Units with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

11.2. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 11.1.1, 11.1.2 and 11.1.3 above.

11.3. After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Administrator may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XII.
AMENDMENT AND TERMINATION

12.1. Subject to the provisions of Section 12.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof, to the extent required by the Act or the Code, or rules and regulations of the Stock Exchange and/or such other securities exchanges, if any, which the Company’s Common Stock is then subject to, however, no amendment, without approval by the Company’s stockholders, shall:

12.1.1 materially alter the group of persons eligible to participate in the Plan;

12.1.2 except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

12.1.3 alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

12.2. No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the stockholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Administrator) any Award theretofore granted to such Participant under this Plan; provided, however, that the Administrator retains the right and power to:

12.2.1 annul any Award if the Participant is terminated for cause as determined by the Administrator; and

12.2.2 convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

12.3. If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE XI.

ARTICLE XIII.
SECURITIES MATTERS AND REGULATIONS

13.1. Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery any shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that any certificates or book entries evidencing such shares of Common Stock, bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

13.2. Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

13.3. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

ARTICLE XIV.
SECTION 409A OF THE CODE

14.1. Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

14.2. With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Participant’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to Subsidiary and such Subsidiary ceases to be a Subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Participant who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

ARTICLE XV.
MISCELLANEOUS PROVISIONS

15.1. Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the stockholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Administrator, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Administrator.

15.2. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

15.3. The terms of the Plan shall be binding upon the Company, its successors and assigns.

15.4. Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

15.5. This Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

15.6. Each Participant exercising an Award hereunder agrees to give the Administrator prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof, as applicable.

15.7. If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

15.8. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

15.9. The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

15.10. If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

15.11. Compliance with other laws.

15.11.1 For Reporting Persons:

(i) the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii) all transactions involving Participants who are subject to Section 16(b) of the Act are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii) any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

15.11.2 If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

15.11.3 Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Administrator in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Administrator in its exclusive discretion.

15.12. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

15.13. Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

15.14. The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

15.15. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

15.16. Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

15.17. The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

15.18. A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

15.19. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy (including, but not limited to, the Company’s Clawback Policy, as the same may be amended from time to time, or any successor policy) and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

15.20. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

15.21. Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

AXIL BRANDS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 18, 2024, AT 9:00 A.M., PACIFIC TIME

The undersigned stockholder(s) of AXIL Brands, Inc., a Delaware corporation (the “Company”), hereby revoking any proxy heretofore given, hereby appoints Jeff Toghraie and Jeff Brown, and each of them individually, as attorneys and proxies of the undersigned, with the power to act without the other and with full power of substitution, and hereby authorizes them to represent and vote all of the shares of stock of the Company held of record by the undersigned as of October 23, 2024 with all the power which the undersigned would have if present at the Annual Meeting of Stockholders to be held at 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212 on December 18, 2024, at 9:00 a.m. Pacific Time and any adjournment or postponement thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The proxies are also authorized, in their discretion, to vote upon such other matters as may come before the Annual Meeting of Stockholders.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

Read our proxy statement before you vote by proxy.

INTERNET:	https://www.westcoaststocktransfer.com/AXIL
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
PHONE:	Call 1-619-664-4780 and a representative will assist with casting your vote. This is not an automated service.
CONTROL NUMBER:
Scan the QR code to the left with your phone to view the materials and vote.
Have your proxy card in hand when voting by internet or telephone. To vote by internet, go to the above internet website or scan the above QR code. Enter your “Control Number” printed above and then follow the instructions provided to cast your vote. If you cast your vote by internet or telephone, you need not return a proxy card. You will be appointing the proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may cast your vote by internet or telephone through 11:59 p.m. Eastern Time on December 17, 2024.

ANNUAL MEETING OF THE STOCKHOLDERS OF AXIL BRANDS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

	CONTROL NUMBER:			CONTROL NUMBER:

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		à	FOR	WITHHOLD
Election of Directors:
	Jeff Toghraie		☐	☐
	Jeff Brown		☐	☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2025.		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN
	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers.		☐	☐	☐
Proposal 4		à	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	To approve, on an advisory, non-binding basis, the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers.		☐	☐	☐	☐
Proposal 5		à	FOR	AGAINST	ABSTAIN
	To approve the Company’s Amended and Restated 2022 Equity Incentive Plan.		☐	☐	☐

Proposal 1 is to elect Mr. Toghraie and Mr. Brown to serve as Class III directors for terms that will expire at the 2027 Annual Meeting of Stockholders. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED, “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, “FOR” RATIFICATION OF THE AUDITOR APPOINTMENT IN PROPOSAL 2, “FOR” APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN PROPOSAL 3, APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF “ONE YEAR” FOR THE FREQUENCY OF THE VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN PROPOSAL 4, “FOR” APPROVAL OF THE AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN IN PROPOSAL 5, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)